3
                                                                        FORM 8-K
                                                                        --------


                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                                 WASHINGTON, DC 20549

                                    FORM  8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date  of  Report  (Date  of  earliest  reported)     JULY  2,  2003

                           USA VIDEO INTERACTIVE CORP.
             (Exact name of registrant as specified in its chapter)
             ------------------------------------------------------
                               0-29651          06-15763-91
           WYOMING                      0-29651             06-15763-91
    (State or other jurisdiction     (Commission          (IRS Employer
       of incorporation               File Number)          Identification No.)
       ----------------          ------------          -------------------

                      83 HALLS ROAD, OLD LYME, CONNECTICUT              06371
                    (Address of principal executive offices)          (Zip Code)
                    ----------------------------------------          ----------

                                (860) 434 - 5535
               Registrant's telephone number, including area code

                                 Not Applicable
          (Former name or former address, if changed since last report)

ITEM  5.  OTHER  EVENTS  AND  REGULATION  FD  DISCLOSURE.

On July 2, 2003, the Registrant announced that effective July 8, 2003, Computershare Trust Company, Inc. of 350 Indiana Street, Suite 800, Golden, Colorado, U. S. A., 80401 (telephone (303) 262-0600 and Fax (303) 262-0700 and
e-mail www.computershare.com) will be the Registrant's registrar and transfer agent, replacing CIBC Mellon Trust Company of Calgary, Alberta, Canada. Computershare Trust Company has an office at 600, 530 - 8th Avenue S. W., Calgary Alberta, Canada T2P 3S8 (telephone (403) 267-6800).

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

Exhibit  99.1     News  Release  dated  July  2,  2003.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          USA  VIDEO  INTERACTIVE  CORP.


Date  :     July 2,  2003            By  :     /s/  Anton  J.  Drescher
           ----------------                    ------------------------
                                               ANTON  J.  DRESCHER,
                                               CORPORATE  SECRETARY

JULY  2,  2003  -  OLD  LYME,  CONNECTICUT - USA Video Interactive Corp. (OTCBB:
USVO;  TSX:  US;  BSE/Frankfurt:  USF;  http://www.usvo.com)

The Company wishes to announce that effective July 8, 2003, Computershare Trust Company, Inc. of 350 Indiana Street, Suite 800, Golden, Colorado, U. S. A., 80401 (telephone (303) 262-0600 and Fax (303) 262-0700 and e-mail
www.computershare.com) will be the Company's registrar and transfer agent, replacing CIBC Mellon Trust Company of Calgary, Alberta, Canada. Computershare Trust Company has an office at 600, 530 - 8th Avenue S. W., Calgary Alberta, Canada T2P 3S8 (telephone (403) 267-6800). For further information, contact Computershare Trust Company at (303) 262-0600.

                        ABOUT USA VIDEO INTERACTIVE CORP.

USVO is a developer and supplier of Internet media delivery services, systems, and innovative end-to-end solutions. The Company developed its StreamHQ architecture to provide a wide range of business customers with value-added media delivery services. USVO holds the pioneering patent for store-and-forward video, filed in 1990 and issued by the United States Patent and Trademark Office on July 14, 1992; it has been cited by at least 165 other patents. USVO holds similar patents in Germany, Canada, England, France, Spain, and Italy. For more information, visit www.usvo.com.

USA VIDEO INTERACTIVE Corporate Headquarters Office: 83 Halls Road, Old Lyme, Connecticut, 06371 Telephone (860) 434 - 5535
Facsimile (860) 434 - 5782; Canada Office: 507 - 837 West Hastings Street, Vancouver, BC V6C 3N6. Trading symbol on the OTCBB: USVO; Trading symbol on the TSX Venture Exchange US; Trading symbol on the Berlin and Frankfurt Stock
Exchanges:  USF.   CUSIP  902924208.  For  more information contact Edwin Molina
(860)  434  -  5535;  info@usvo.com

The press release may contain forward-looking statements. Actual results may differ materially from those projected in any forward-looking statements. Investors are cautioned that such forward-looking statements involve risk and uncertainties, which may cause actual results to differ from those described.

The TSX Venture Exchange (TSX) has not reviewed and does not accept responsibility for the adequacy or accuracy of this release.